EXHIBIT 10.1

SECOND AMENDED AND RESTATED

1998 EQUITY PARTICIPATION PLAN
OF
KIMCO REALTY CORPORATION

February 26th, 2007

        Kimco Realty Corporation, a Maryland corporation, originally adopted The 1998 Equity Participation Plan of Kimco Realty Corporation, effective June 18, 1998, for the benefit of its eligible employees, consultants and directors. The 1998 Equity Participation Plan of Kimco Realty Corporation was previously amended and restated in its entirety as of October 20, 2004. In furtherance of the purposes of the Plan and in order to further amend the Plan in certain respects, this Second Amended and Restated 1998 Equity Participation Plan of Kimco Realty Corporation (the “Plan”) is hereby adopted as of the date hereof. This amendment constitutes a complete amendment, restatement and continuation of the 1998 Equity Participation Plan of Kimco Realty Corporation.

        The Plan consists of two plans, one for the benefit of key Employees (as such term is defined below) and Consultants and one for the benefit of Independent Directors (as such term is defined below).

        The purposes of this Plan are as follows:

        (1) To provide an additional incentive for directors, key Employees and Consultants to further the growth, development and financial success of the Company by personally benefiting through the ownership of Company stock and/or rights which recognize such growth, development and financial success.

        (2) To enable the Company to obtain and retain the services of directors, key Employees and Consultants considered essential to the long range success of the Company by offering them an opportunity to own stock in the Company and/or rights which will reflect the growth, development and financial success of the Company.

ARTICLE I.
DEFINITIONS

Section 1.1 General.

        Wherever the following terms are used in this Plan they shall have the meanings specified below, unless the context clearly indicates otherwise.

Section 1.2 Administrator.

        “Administrator” shall mean the entity that conducts the general administration of the Plan as provided herein. With reference to the administration of the Plan with respect to Options granted to Independent Directors, the term “Administrator” shall refer to the Board. With reference to the administration of the Plan with respect to any other Award, the term “Administrator” shall refer to the Committee unless the Board has assumed the authority for administration of the Plan generally as provided in Section 9.1.

Section 1.3 Award.

        “Award” shall mean an Option, a Restricted Stock award or a Deferred Stock award which may be awarded or granted under the Plan (collectively, “Awards”).

Section 1.4 Award Agreement.

        “Award Agreement” shall mean a written agreement executed by an authorized officer of the Company and the Holder which shall contain such terms and conditions with respect to an Award as the Administrator shall determine, consistent with the Plan.

Section 1.5 Award Limit.

        “Award Limit” shall mean 1,500,000 shares of Common Stock, as adjusted pursuant to Section 10.3.

Section 1.6 Board.

        “Board” shall mean the Board of Directors of the Company.

Section 1.7 Code.

        “Code” shall mean the Internal Revenue Code of 1986, as amended.

Section 1.8 Committee.

        “Committee” shall mean the Compensation Committee of the Board, or another committee of the Board, appointed as provided in Section 10.1.

Section 1.9 Common Stock

        “Common Stock” shall mean the common stock of the Company, par value $.01 per share, and any equity security of the Company issued or authorized to be issued in the future, but excluding any preferred stock and any warrants, options or other rights to purchase Common Stock. Debt securities of the Company convertible into Common Stock shall be deemed equity securities of the Company.

Section 1.10 Company.

        “Company” shall mean Kimco Realty Corporation, a Maryland corporation.

Section 1.11 Consultant.

        “Consultant” shall mean any consultant or adviser if:

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        (a) The consultant or adviser renders bona fide services to the Company;

        (b) The services rendered by the consultant or adviser are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities; and

        (c) The consultant or adviser is a natural person who has contracted directly with the Company to render such services.

Section 1.12 Corporate Transaction.

        “Corporate Transaction” shall mean the consummation of any of the following stockholder-approved transactions to which the Company is a party:

        (a) a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the State in which the Company is incorporated, form a holding company or effect a similar reorganization as to form whereupon this Plan and all Options are assumed by the successor entity;

        (b) the sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company, in complete liquidation or dissolution of the Company in a transaction not covered by the exceptions to clause (a), above; or

        (c) any reverse merger in which the Company is the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined Voting power of the Company’s outstanding securities are transferred or issued to a person or persons different from those who held such securities immediately prior to such merger.

Section 1.13 Deferred Stock.

        “Deferred Stock” shall mean Common Stock awarded under Article VIII of the Plan.

Section 1.14 Director.

        “Director” shall mean a member of the Board.

Section 1.15 Employee.

        “Employee” shall mean any officer or other employee (as defined in accordance with Section 3401(c) of the Code) of the Company, of Kimco Realty Services, Inc., or of any corporation which is a Subsidiary.

Section 1.16 Equity Restructuring.

        “Equity Restructuring” shall mean a non-reciprocal transaction between the Company and its stockholders, such as a stock dividend, stock split, spin-off, rights offering or recapitalization through a large, nonrecurring cash dividend, that affects the shares of Common Stock (or other securities of the Company) or the share price of the Common Stock (or other

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securities) and causes a change in the per share value of the Common Stock underlying outstanding Awards.

Section 1.17 Exchange Act.

        “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

Section 1.18 Fair Market Value.

        “Fair Market Value” of a share of Common Stock as of a given date shall be (i) the closing price of a share of Common Stock on the principal exchange on which shares of Common Stock are then trading, if any (or as reported on any composite index which includes such principal exchange), on the trading day previous to such date, or if shares were not traded on the trading day previous to such date, then on the next preceding date on which a trade occurred, or (ii) if Common Stock is not traded on an exchange but is quoted on Nasdaq or a successor quotation system, the mean between the closing representative bid and asked prices for the Common Stock on the trading day previous to such date as reported by Nasdaq or such successor quotation system; or (iii) if Common Stock is not publicly traded on an exchange and not quoted on Nasdaq or a successor quotation system, the Fair Market Value of a share of Common Stock as established by the Committee (or the Board, in the case of Options granted to Independent Directors) acting in good faith.

Section 1.19 Full Value Award.

        “Full Value Award” means any Award other than an Option or other Award for which the Holder pays the intrinsic value (whether directly or by forgoing a right to receive a payment from the Company).

Section 1.20 Holder.

        “Holder” shall mean a person who has been granted or awarded an Award.

Section 1.21 Incentive Stock Option.

        “Incentive Stock Option” shall mean an option which conforms to the applicable provisions of Section 422 of the Code and which is designated as an Incentive Stock Option by the Committee.

Section 1.22 Independent Director.

        “Independent Director” shall mean a member of the Board who is not an Employee of the Company.

Section 1.23 Non-Qualified Stock Option.

        “Non-Qualified Stock Option” shall mean an Option which is not designated as an Incentive Stock Option by the Committee.

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Section 1.24 Option.

        “Option” shall mean a stock option granted under Article III of this Plan. An Option granted under this Plan shall, as determined by the Committee, be either a Non-Qualified Stock Option or an Incentive Stock Option; provided, however, that Options granted to Independent Directors and consultants shall be Non-Qualified Stock Options.

Section 1.25 Optionee.

        “Optionee” shall mean an Employee, Consultant or Independent Director granted an Option under this Plan.

Section 1.26 Performance Criteria

        “Performance Criteria” shall mean the following business criteria with respect to the Company, any Subsidiary or any division or operating unit: (a) net income, (b) pre-tax income, (c) operating income, (d) cash flow, (e) earnings per share, (f) return on equity, (g) return on invested capital or assets, (h) cost reductions or savings, (i) funds from operations, (j) appreciation in the fair market value of Common Stock, (k) operating profit; (l) working capital; and (m) earnings before any one or more of the following items: interest, taxes, depreciation or amortization; provided, that each of the business criteria described in subsections (a) through (m) shall be determined in accordance with generally accepted accounting principles (“GAAP”). For each fiscal year of the Company, the Committee may provide for objectively determinable adjustments, as determined in accordance with GAAP, to any of the business criteria described in subsections (a) through (m) for one or more of the items of gain, loss, profit or expense: (i) determined to be extraordinary or unusual in nature or infrequent in occurrence; (ii) related to the disposal of a segment of a business; (iii) related to a change in accounting principles under GAAP; (iv) related to discontinued operations that do not qualify as a segment of business under GAAP; (v) attributable to the business operations of any entity acquired by the Company during the fiscal year and (vi) reflecting adjustments to funds from operations with respect to straight-line rental income as reported in the Company’s Exchange Act reports.

Section 1.27 Plan.

        “Plan” shall mean the Second Amended and Restated 1998 Equity Participation Plan of Kimco Realty Corporation.

Section 1.28 QDRO.

        “QDRO” shall mean a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder.

Section 1.29 Restricted Stock.

        “Restricted Stock” shall mean Common Stock awarded under Article VII of the Plan.

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Section 1.30 Rule 16b-3.

        “Rule 16b-3“ shall mean that certain Rule 16b-3 under the Exchange Act, as such Rule may be amended from time to time.

Section 1.31 Section 162(m) Participant

        “Section 162(m) Participant” shall mean any key Employee designated by the Administrator as a key Employee whose compensation for the fiscal year in which the key Employee is so designated or a future fiscal year may be subject to the limit on deductible compensation imposed by Section 162(m) of the Code.

Section 1.32 Securities Act

        “Securities Act” shall mean the Securities Act of 1933, as amended.

Section 1.33 Subsidiary.

        “Subsidiary” shall mean any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

Section 1.34 Substitute Award

        “Substitute Award” shall mean an Option granted under this Plan upon the assumption of, or in substitution for, outstanding equity awards previously granted by a company or other entity in connection with a corporate transaction, such as a merger, combination, consolidation or acquisition of property or stock; provided, however, that in no event shall the term “Substitute Award” be construed to refer to an award made in connection with the cancellation and repricing of an Option.

Section 1.35 Termination of Consultancy.

        “Termination of Consultancy” shall mean the time when the engagement of Holder as a Consultant to the Company or a Subsidiary is terminated for any reason, with or without cause, including, but not by way of limitation, by resignation, discharge, death or retirement; but excluding terminations where there is a simultaneous commencement of employment with the Company or any Subsidiary. The Administrator, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Consultancy, including, but not by way of limitation, the question of whether a Termination of Consultancy resulted from a discharge for good cause, and all questions of whether particular leaves of absence constitute Terminations of Consultancy. Notwithstanding any other provision of this Plan, the Company or any Subsidiary has an absolute and unrestricted right to terminate a Consultant’s service at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in writing.

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Section 1.36 Termination of Directorship.

        “Termination of Directorship” shall mean the time when a Holder who is an Independent Director ceases to be a Director for any reason, including, but not by way of limitation, a termination by resignation, failure to be elected, death or retirement. The Board, in its sole and absolute discretion, shall determine the effect of all matters and questions relating to Termination of Directorship with respect to Independent Directors.

Section 1.37 Termination of Employment.

        “Termination of Employment” shall mean the time when the employee-employer relationship between a Holder and the Company or any Subsidiary is terminated for any reason, with or without cause, including, but not by way of limitation, a termination by resignation, discharge, death, disability or retirement; but excluding (i) terminations where there is a simultaneous reemployment or continuing employment of a Holder by the Company or any Subsidiary, (ii) at the discretion of the Committee, terminations which result in a temporary severance of the employee-employer relationship, and (iii) at the discretion of the Administrator, terminations which are followed by the simultaneous establishment of a consulting relationship by the Company or a Subsidiary with the former employee. The Administrator, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Employment, including, but not by way of limitation, the question of whether a Termination of Employment resulted from a discharge for good cause, and all questions of whether particular leaves of absence constitute Terminations of Employment; provided, however, that, unless otherwise determined by the Administrator in its discretion, a leave of absence, change in status from an employee to an independent contractor or other change in the employee-employer relationship shall constitute a Termination of Employment if, and to the extent that, such leave of absence, change in status or other change interrupts employment for the purposes of Section 422(a)(2) of the Code and the then applicable regulations and revenue rulings under said Section. Notwithstanding any other provision of this Plan, the Company or any Subsidiary has an absolute and unrestricted right to terminate an Employee’s employment at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in writing.

ARTICLE II.
SHARES SUBJECT TO PLAN

Section 2.1 Shares Subject to Plan.

        (a) The shares of stock subject to Awards shall be Common Stock, initially shares of the Company’s Common Stock, par value $.01 per share. Subject to adjustment as provided in Section 10.3, the aggregate number of such shares which may be issued upon exercise of such Awards under the Plan shall not exceed thirty three million (33,000,000), provided, however, that the aggregate number of shares which may be awarded as Restricted Stock under Article VII of the Plan shall not exceed seven hundred and sixty six thousand four hundred and eighty two (766,482). In the event that Substitute Awards are granted under the Plan, the aggregate number of shares of Common Stock available under the Plan for Substitute Awards shall be increased by the number of shares of Common Stock which may be granted or issued with respect to such

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Substitute Awards. The shares of Common Stock issuable upon exercise of such Options or rights or upon any such Awards may be either previously authorized but unissued shares or treasury shares.

        (b) The maximum number of shares which may be subject to Awards granted under the Plan to any individual in any calendar year shall not exceed the Award Limit. To the extent required by Section 162(m) of the Code, shares subject to Options which are canceled continue to be counted against the Award Limit and if, after grant of an Option, the price of shares subject to such Option is reduced, the transaction is treated as a cancellation of the Option and a grant of a new Option and both the Option deemed to be canceled and the Option deemed to be granted are counted against the Award Limit.

Section 2.2 Add-back of Options and Other Rights

        If any Option, or other right to acquire shares of Common Stock under any other Award under the Plan, expires or is canceled without having been fully exercised, or is exercised in whole or in part for cash as permitted by this Plan, the number of shares subject to such Option or other right but as to which such Option or other right was not exercised prior to its expiration, cancellation or exercise may again be optioned, granted or awarded hereunder, subject to the limitations of Section 2.1. Furthermore, any shares subject Awards which are adjusted pursuant to Section 10.3 and become exercisable with respect to shares of stock of another corporation shall be considered cancelled and may again be optioned, granted or awarded hereunder, subject to the limitations of Section 2.1. Shares of Common Stock which are delivered by the Holder or withheld by the Company upon the exercise of any Award under the Plan, in payment of the exercise price thereof or tax withholding thereon, may again be optioned, granted or awarded hereunder, subject to the limitations of Section 2.1. Notwithstanding the provisions of this Section 2.2, no shares of Common Stock may again be optioned, granted or awarded if such action would cause an Incentive Stock Option to fail to qualify as an incentive stock option under Section 422 of the Code. If any shares of Restricted Stock are surrendered by the Holder or repurchased by the Company pursuant to Section 7.4 or 7.5 hereof, such shares may again be optioned, granted or awarded hereunder, subject to the limitations of Section 2.1.

ARTICLE III.
GRANTING OF AWARDS

Section 3.1 Award Agreement.

        Each Award shall be evidenced by an Award Agreement. Award Agreements evidencing Awards intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Code.

Section 3.2 Provisions Applicable to Section 162(m) Participants.

        (a) The Committee, in its discretion, may determine whether an Award is to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code.

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        (b) Notwithstanding anything in the Plan to the contrary, the Committee may grant any Award to a Section 162(m) Participant, including Restricted Stock the restrictions with respect to which lapse upon the attainment of performance goals which are related to one or more of the Performance Criteria and any Deferred Stock award described in Article VIII that vests or becomes exercisable or payable upon the attainment of performance goals which are related to one or more of the Performance Criteria.

        (c) To the extent necessary to comply with the performance-based compensation requirements of Section 162(m)(4)(C) of the Code, with respect to any Award granted under Articles VII and VIII which may be granted to one or more Section 162(m) Participants, no later than ninety (90) days following the commencement of any fiscal year in question or any other designated fiscal period or period of service (or such other time as may be required or permitted by Section 162(m) of the Code), the Committee shall, in writing, (i) designate one or more Section 162(m) Participants, (ii) select the Performance Criteria applicable to the fiscal year or other designated fiscal period or period of service, (iii) establish the various performance targets, in terms of an objective formula or standard, and amounts of such Awards, as applicable, which may be earned for such fiscal year or other designated fiscal period or period of service, and (iv) specify the relationship between Performance Criteria and the performance targets and the amounts of such Awards, as applicable, to be earned by each Section 162(m) Participant for such fiscal year or other designated fiscal period or period of service. Following the completion of each fiscal year or other designated fiscal period or period of service, the Committee shall certify in writing whether the applicable performance targets have been achieved for such fiscal year or other designated fiscal period or period of service. Except as otherwise provided by any written agreement between the Company and any applicable Holder, in determining the amount earned by a Section 162(m) Participant, the Committee shall have the right to reduce (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Committee may deem relevant to the assessment of individual or corporate performance for the fiscal year or other designated fiscal period or period of service.

        (d) Furthermore, notwithstanding any other provision of the Plan or any Award which is granted to a Section 162(m) Participant and is intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall be subject to any additional limitations set forth in Section 162(m) of the Code (including any amendment to Section 162(m) of the Code) or any regulations or rulings issued thereunder that are requirements for qualification as performance-based compensation as described in Section 162(m)(4)(C) of the Code, and the Plan shall be deemed amended to the extent necessary to conform to such requirements.

Section 3.3 Limitations Applicable to Section 16 Persons.

        Notwithstanding any other provision of the Plan, the Plan, and any Award granted or awarded to any individual who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

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Section 3.4 At-Will Employment.

        Nothing in the Plan or in any Award Agreement hereunder shall confer upon any Holder any right to continue in the employ of, or as a Consultant for, the Company or any Subsidiary, or as a director of the Company, or shall interfere with or restrict in any way the rights of the Company and any Subsidiary, which are hereby expressly reserved, to discharge any Holder at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in a written employment agreement between the Holder and the Company and any Subsidiary.

Section 3.5 Full Value Award Vesting Limitations.

        Notwithstanding any other provision of the Plan to the contrary, any Full Value Award shall become vested over a period of not less than three (3) years (or, in the case of vesting based upon the attainment of performance goals which are related to one or more of the Performance Criteria or other performance-based objectives, over a period of not less than one (1) year) following the date the Award is made.

ARTICLE IV.
GRANTING OF OPTIONS

Section 4.1 Eligibility.

        Any Employee or Consultant selected by the Administrator pursuant to Section 4.4(a)(i) shall be eligible to be granted an Option. Each Independent Director of the Company shall be eligible to be granted Options at the times and in the manner set forth in Section 4.4(d).

Section 4.2 Disqualification for Stock Ownership.

        No person may be granted an Incentive Stock Option under this Plan if such person, at the time the Incentive Stock Option is granted, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any then existing Subsidiary or parent corporation (within the meaning of Section 422 of the Code) unless such Incentive Stock Option conforms to the applicable provisions of Section 422 of the Code.

Section 4.3 Qualification of Incentive Stock Options.

        No Incentive Stock Option shall be granted to any person who is not an Employee.

Section 4.4 Granting of Options

        (a) The Committee shall from time to time, in its absolute discretion, and subject to applicable limitations of this Plan:

(i) Determine which Employees are key Employees and select from among the key Employees or Consultants (including Employees or Consultants who have previously received Awards under the Plan) such of them as in its opinion should be granted Options;

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(ii) Subject to the Award Limit, determine the number of shares to be subject to such Options granted to the selected key Employees or Consultants;

(iii) Subject to Section 3.3, determine whether such Options are to be Incentive Stock Options or Non-Qualified Stock Options and whether such Options are to qualify as performance-based compensation as described in Section 162(m)(4)C) of the Code; and

(iv) Determine the terms and conditions of such Options, consistent with this Plan; provided, however, that the terms and conditions of Options intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall include, but not be limited to, such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Code.

        (b) Upon the selection of a key Employee or Consultant to be granted an Option, the Committee shall instruct the Secretary of the Company to issue the Option and may impose such conditions on the grant of the Option as it deems appropriate. Without limiting the generality of the preceding sentence, the Committee may, in its discretion and on such terms as it deems appropriate, require as a condition on the grant of an Option to an Employee or Consultant that the Employee or Consultant surrender for cancellation some or all of the unexercised Options or other rights which have been previously granted to him under this Plan or otherwise. An Option, the grant of which is conditioned upon such surrender, may have an option price lower (or higher) than the exercise price of such surrendered Option or other award, may cover the same (or a lesser or greater) number of shares as such surrendered Option or other award, may contain such other terms as the Committee deems appropriate, and shall be exercisable in accordance with its terms, without regard to the number of shares, price, exercise period or any other term or condition of such surrendered Option or other award.

        (c) Any Incentive Stock Option granted under this Plan may be modified by the Committee to disqualify such option from treatment as an ``incentive stock option” under Section 422 of the Code.

        (d) Any person who, in his capacity as an Independent Director, was scheduled to receive a grant of Options under Section 4.4 of the Amended and Restated Stock Option Plan For Key Employees and Outside Directors of Kimco Realty Corporation (the “1995 Plan”) will receive such grants under this Plan. Any person who, upon adoption of this Plan, is not an Independent Director of the Company, but who later becomes an Independent Director shall be granted at the time of his appointment as an Independent Director, a Non-Qualified Option to purchase 3,000 shares of Common Stock. Each Independent Director who has received a grant pursuant to this Section 4.4(d) or Section 3.4 of the 1995 Plan shall be granted on the first and second anniversary of the date of his grant under this Section 4.4(d) or Section 3.4 of the 1995 Plan (so long as he is an Independent Director on such date) a Non-Qualified Option to purchase 3,000 shares of Common Stock. All the foregoing Option grants authorized by this Section 4.4(d) are subject to stockholder approval of the Plan.

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ARTICLE V.
TERMS OF OPTIONS

Section 5.1 Option Price.

        The price per share of the shares subject to each Option shall be set by the Committee; provided, however, that such price shall be no less than the par value of a share of Common Stock, unless otherwise permitted by applicable state law, and (i) in the case of Incentive Stock Options and Options intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code, such price shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date the Option is granted; (ii) in the case of Incentive Stock Options granted to an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary or parent Corporation thereof (within the meaning of Section 422 of the Code) such price shall not be less than 110% of the Fair Market Value of a share of Common Stock on the date the Option is granted; and (iii) in the case of Options granted to Independent Directors, such price shall equal 100% of the Fair Market Value of a share of Common Stock on the date the Option is granted.

Section 5.2 Expiration of Options.

        (a) The term of an Option granted hereunder shall be set by the Committee in its discretion; provided, however, that, no Option may be exercised to any extent by anyone after the first to occur of the following events:

(i) In the case of an Incentive Stock Option, (A) the expiration of ten years from the date the Option was granted, or (B) in the case of any Optionee owning (within the meaning of Section 424(d) of the Code), at the time the Incentive Stock Option was granted, more than 10% of the total combined voting power of all classes of stock of the Company, any Subsidiary or any parent corporation (within the meaning of Section 422 of the Code), the expiration of five years from the date the Incentive Stock Option was granted; or

(ii) In the case of a Non-qualified Option, the expiration of ten years and one day from the date the Non-qualified Option was granted; or

(iii) Except in the case of any Optionee who is disabled (within the meaning of Section 22(e)(3) of the Code), the expiration of three months from the date of the Optionee’s Termination of Employment, Termination of Consultancy or Termination of Directorship, as the case may be, for any reason other than such Optionee’s death [unless the Optionee dies within said three-month period]; or

(iv) In the case of any Optionee who is disabled (within the meaning of Section 22(e)(3) of the Code), the expiration of one year from the date of the Optionee’s Termination of Employment, Termination of Consultancy or Termination of Directorship, as the case may be, for any reason other than such Optionee’s death [unless the Optionee dies within said one-year period]; or

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(v) The expiration of one year from the date of the Optionee’s death.

        (b) Subject to the provisions of Section 5.2(a), the Committee shall provide, in the terms of each individual Option, when such Option expires and becomes unexercisable; and (without limiting the generality of the foregoing) the Committee may provide in the terms of individual Award Agreements that said Option expires immediately upon a Termination of Employment, Termination of Consultancy or Termination of Directorship, as the case may be; provided, however, that provision may be made that such Option shall become exercisable in the event of a Termination of Employment because of the Optionee’s retirement, death, disability or as may otherwise be determined by the Committee.

Section 5.3 Consideration.

        In consideration of the granting of an Option, the Optionee shall agree, in the written Award Agreement, to remain in the employ of (or to consult for or to serve as an Independent Director of, as applicable) the Company or any Subsidiary for a period of at least one year (or such shorter period as may be fixed in the Award Agreement or by action of the Committee following grant of the Option) after the Option is granted (or, in the case of an Independent Director, until the next annual meeting of stockholders of the Company). Nothing in this Plan or in any Award Agreement hereunder shall confer upon any Optionee, any right to continue in the employ of, or as a consultant for, the Company or any Subsidiary, or as a director of the Company, or shall interfere with or restrict in any way the rights of the Company and any Subsidiary, which are hereby expressly reserved, to discharge any Optionee at any time for any reason whatsoever, with or without good cause.

Section 5.4 Substitute Awards.

        Notwithstanding the foregoing provisions of this Article V to the contrary, in the case of an Option that is a Substitute Award, the price per share of the shares subject to such Option may be less than the Fair Market Value per share on the date of grant, provided, that the excess of:

        (a) The aggregate Fair Market Value (as of the date such Substitute Award is granted) of the shares subject to the Substitute Award; over

        (b) The aggregate exercise price thereof;

        does not exceed the excess of:

        (c) The aggregate fair market value (as of the time immediately preceding the transaction giving rise to the Substitute Award, such fair market value to be determined by the Committee) of the shares of the predecessor entity that were subject to the grant assumed or substituted for by the Company; over

        (d) The aggregate exercise price of such shares.

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ARTICLE VI.
EXERCISE OF OPTION

Section 6.1 Partial Exercise.

        An exercisable Option may be exercised in whole or in part. However, an Option shall not be exercisable with respect to fractional shares and the Committee (or the Board, in the case of Options granted to Independent Directors) may require that, by the terms of the Option, a partial exercise be with respect to a minimum number of shares.

Section 6.2 Manner of Exercise.

        All or a portion of an exercisable Option shall be deemed exercised upon delivery of all of the following to the Secretary of the Company or his or her office:

        (a) A written notice complying with the applicable rules established by the Committee (or the Board, in the case of Options granted to Independent Directors) stating that the Option, or a portion thereof, is exercised. The notice shall be signed by the Optionee or other person then entitled to exercise the Option or such portion;

        (b) Such representations and documents as the Committee (or the Board, in the case of Options granted to Independent Directors), in its absolute discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act of 1933, as amended, and any other federal or state securities laws or regulations. The Committee or Board may, in its absolute discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer notices to agents and registrars;

        (c) In the event that the Option shall be exercised pursuant to Section 8.1 by any person or persons other than the Optionee, appropriate proof of the right of such person or persons to exercise the Option; and

        (d) Full cash payment to the Secretary of the Company for the shares with respect to which the Option, or portion thereof, is exercised. However, the Committee (or the Board, in the case of Options granted to Independent Directors), may in its discretion (i) allow a delay in payment up to thirty (30) days from the date the Option, or portion thereof, is exercised; (ii) allow payment, in whole or in part, through the delivery of shares of Common Stock which have been owned by the Holder for at least six months, duly endorsed for transfer to the Company with a Fair Market Value on the date of delivery equal to the aggregate exercise price of the Option or exercised portion thereof; (iii) allow payment, in whole or in part, through the surrender of shares of Common Stock then issuable upon exercise of the Option having a Fair Market Value on the date of Option exercise equal to the aggregate exercise price of the Option or exercised portion thereof; (iv) allow payment, in whole or in part, through the delivery of property of any kind which constitutes good and valuable consideration; (v) allow payment, in whole or in part, through the delivery of a full recourse promissory note bearing interest (at no less than such rate as shall then preclude the imputation of interest under the Code) and payable upon such terms as may be prescribed by the Committee or the Board; (vi) allow payment, in whole or in part, through the delivery of a notice that the Holder has placed a market sell order

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with a broker with respect to shares of Common Stock then issuable upon exercise of the Option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the Option exercise price, provided that payment of such proceeds is then made to the Company upon settlement of such sale; or (vii) allow payment through any combination of the consideration provided in the foregoing subparagraphs (ii), (iii), (iv), (v) and (vi). In the case of a promissory note, the Administrator may also prescribe the form of such note and the security to be given for such note. The Option may not be exercised, however, by delivery of a promissory note or by a loan from the Company when or where such loan or other extension of credit is prohibited by law, and payment in the manner prescribed by the preceding sentences shall not be permitted to the extent that the Administrator determines that payment in such manner may result in an extension or maintenance of credit, an arrangement for the extension of credit, or a renewal of an extension of credit in the form of a personal loan to or for any Director or executive officer of the Company that is prohibited by Section 13(k) of the Exchange Act or other applicable law.

Section 6.3 Conditions to Issuance of Stock Certificates.

        The Company shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of any Option or portion thereof prior to fulfillment of all of the following conditions:

        (a) The admission of such shares to listing on all stock exchanges on which such class of stock is then listed;

        (b) The completion of any registration or other qualification of such shares under any state or federal law, or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body which the Committee or Board shall, in its absolute discretion, deem necessary or advisable;

        (c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Committee (or Board, in the case of Options granted to Independent Directors) shall, in its absolute discretion, determine to be necessary or advisable;

        (d) The lapse of such reasonable period of time following the exercise of the Option as the Committee (or Board, in the case of Options granted to Independent Directors) may establish from time to time for reasons of administrative convenience; and

        (e) The receipt by the Company of full payment for such shares, including payment of any applicable withholding tax.

Section 6.4 Rights as Stockholders.

        The Holders shall not be, nor have any of the rights or privileges of, stockholders of the Company in respect of any shares purchasable upon the exercise of any part of an Option unless and until certificates representing such shares have been issued by the Company to such holders.

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Section 6.5 Ownership and Transfer Restrictions.

        The Committee (or Board, in the case of Options granted to Independent Directors), in its absolute discretion, may impose such restrictions on the ownership and transferability of the shares purchasable upon the exercise of an Option as it deems appropriate. Any such restriction shall be set forth in the respective Award Agreement and may be referred to on the certificates evidencing such shares. The Committee may require the Employee to give the Company prompt notice of any disposition of shares of Common Stock acquired by exercise of an Incentive Stock Option within (i) two years from the date of granting such Option to such Employee or (ii) one year after the transfer of such shares to such Employee. The Committee may direct that the certificates evidencing shares acquired by exercise of an Option refer to such requirement to give prompt notice of disposition.

Section 6.6 Exercise by Employees of Kimco Realty Services, Inc.

        Notwithstanding anything to the contrary contained in this Plan, an Optionee who is an employee of Kimco Realty Services, Inc. shall exercise his Option in accordance with the following procedures:

        (a) (i) Such Employee shall pay the exercise price to the Secretary of Kimco Realty Services, Inc. in cash; (ii) Kimco Realty Services, Inc. shall then purchase for cash from Kimco the number of shares underlying the exercised Options for the Fair Market Value of such shares; and (iii) Kimco Realty Services, Inc. shall then deliver such shares to the Employee.

        (b) In the case of exercise of Options pursuant to Section 6.2(d)(iii), only the provisions of paragraphs (a)(ii) and (a)(iii) above shall apply, and then only with respect to the net number of shares issuable.

Section 6.7 Additional Limitations on Exercise of Options.

Holders may be required to comply with any timing or other restrictions with respect to the settlement or exercise of an Option, including a window-period limitation, as may be imposed in the discretion of the Administrator.

ARTICLE VII.
AWARD OF RESTRICTED STOCK

Section 7.1 Eligibility.

        Subject to the Award Limit, Restricted Stock may be awarded to any Employee who the Committee determines is a key Employee or any Consultant who the Committee determines should receive such an Award.

Section 7.2 Award of Restricted Stock.

        (a) The Committee may from time to time, in its absolute discretion:

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(i) Determine which Employees are key Employees and select from among the key Employees or Consultants (including Employees or Consultants who have previously received other Awards under the Plan) such of them as in its opinion should be awarded Restricted Stock;

(ii) Determine the purchase price, if any, of such Restricted Stock Award, consistent with the Plan; and

(iii) Subject to Section 3.5, determine the other terms and conditions applicable to such Restricted Stock Award, consistent with the Plan.

        (b) The Committee shall establish the purchase price, if any, and form of payment for Restricted Stock; provided, however, that such purchase price shall be no less than the par value of the Common Stock to be purchased, unless otherwise permitted by applicable state law. In all cases, legal consideration shall be required for each issuance of Restricted Stock.

        (c) Upon the selection of a key Employee or Consultant to be awarded Restricted Stock, the Committee shall instruct the Secretary of the Company to issue such Restricted Stock and may impose such conditions on the issuance of such Restricted Stock as it deems appropriate.

Section 7.3 Rights as Stockholders.

        Subject to Section 7.4, upon delivery of the shares of Restricted Stock to the Holder or the escrow holder pursuant to Section 7.6, the Holder shall have, unless otherwise provided by the Committee, all the rights of a stockholder with respect to said shares, subject to the restrictions in his or her Award Agreement, including the right to receive all dividends and other distributions paid or made with respect to the shares; provided, however, that in the discretion of the Committee, any extraordinary distributions with respect to the Common Stock shall be subject to the restrictions set forth in Section 7.4.

Section 7.4 Restriction.

        All shares of Restricted Stock issued under the Plan (including any shares received by holders thereof with respect to shares of Restricted Stock as a result of stock dividends, stock splits or any other form of recapitalization) shall, in the terms of each individual Award Agreement, be subject to such restrictions as the Committee shall provide, which restrictions may include, without limitation, restrictions concerning voting rights and transferability and restrictions based on duration of employment with the Company, Company performance and individual performance; provided, however, that, except with respect to shares of Restricted Stock granted to Section 162(m) Participants, by action taken after the Restricted Stock is issued, the Committee may, on such terms and conditions as it may determine to be appropriate, remove any or all of the restrictions imposed by the terms of the Award Agreement in the event of a Corporate Transaction or the applicable Holder’s retirement, death or disability. Restricted Stock may not be sold or encumbered until all restrictions are terminated or expire. Except as otherwise provided by any written agreement between the Company and any applicable Holder, a Holder’s rights in unvested Restricted Stock shall lapse, and such Restricted Stock shall be

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surrendered to the Company without consideration, upon Termination of Employment or, if applicable, upon Termination of Consultancy with the Company.

Section 7.5 Repurchase of Restricted Stock.

        The Committee shall provide in the terms of each individual Award Agreement that the Company shall have the right to repurchase from the Holder the Restricted Stock then subject to restrictions under the Award Agreement immediately upon a Termination of Employment or, if applicable, upon a Termination of Consultancy between the Holder and the Company, at a cash price per share equal to the lesser of (i) the Fair Market Value of a share of Common Stock on the date of Termination of Employment or Termination of Consultancy, as applicable, and (ii) the price per share paid by the Holder for such Restricted Stock.

Section 7.6 Escrow.

        Except as otherwise provided in any Award Agreement, the Secretary of the Company or such other escrow holder as the Committee may appoint shall retain physical custody of each certificate representing Restricted Stock until all of the restrictions imposed under the Award Agreement with respect to the shares evidenced by such certificate expire or shall have been removed.

Section 7.7 Legend.

        In order to enforce the restrictions imposed upon shares of Restricted Stock hereunder, the Committee shall cause a legend or legends to be placed on certificates representing all shares of Restricted Stock that are still subject to restrictions under Award Agreements, which legend or legends shall make appropriate reference to the conditions imposed thereby.

Section 7.8 Section 83(b) Election.

        If a Holder makes an election under Section 83(b) of the Code, or any successor section thereto, to be taxed with respect to the Restricted Stock as of the date of transfer of the Restricted Stock rather than as of the date or dates upon which the Holder would otherwise be taxable under Section 83(a) of the Code, the Holder shall deliver a copy of such election to the Company immediately after filing such election with the Internal Revenue Service.

ARTICLE VIII.
DEFERRED STOCK

Section 8.1 Eligibility.

        Subject to the Award Limit, awards of Deferred Stock may be granted to any Employee whom the Committee determines is a key Employee or any Consultant whom the Committee determines should receive such an Award. Additionally, Independent Directors may be granted awards of Deferred Stock in lieu of directors’ fees.

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Section 8.2 Deferred Stock.

        Any key Employee or Consultant or Independent Director selected by the Committee may be granted an award of Deferred Stock in the manner determined from time to time by the Committee. The number of shares of Deferred Stock shall be determined by the Committee and may be linked to the Performance Criteria or other specific performance criteria determined to be appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee consistent with Section 3.5. Common Stock underlying a Deferred Stock award will not be issued until the Deferred Stock award has vested, pursuant to a vesting schedule or performance criteria set by the Committee; provided, however, that, except with respect to shares of Deferred Stock granted to Section 162(m) Participants, by action taken after the Deferred Stock is issued, the Committee may, on such terms and conditions as it may determine to be appropriate, remove any or all of the restrictions imposed by the terms of the Award Agreement in the event of a Corporate Transaction or the applicable Holder’s retirement, death or disability. Unless otherwise provided by the Committee, a Holder of Deferred Stock shall have no rights as a Company stockholder with respect to such Deferred Stock until such time as the Award has vested and the Common Stock underlying the Award has been issued.

Section 8.3 Deferred Stock Agreement.

        Each award of Deferred Stock shall be evidenced by an Award Agreement, which shall be executed by the Holder and an authorized Officer of the Company and which shall contain such terms and conditions as the Committee shall determine, consistent with this Plan.

Section 8.4 Term.

        The term of an award of Deferred Stock shall be set by the Board in its discretion.

Section 8.5 Exercise or Purchase Price.

        The Committee may establish the exercise or purchase price of shares of Deferred Stock; provided, however, that such price shall not be less than the par value of a share of Common Stock, unless otherwise permitted by applicable state law.

Section 8.6 Exercise Upon Termination of Employment, Termination of Consultancy or Termination of Directorship.

        An award of Deferred Stock is exercisable or payable only while the Holder is an Employee, Consultant or Independent Director, as applicable; provided, however, that the Administrator in its sole and absolute discretion may provide that the award of Deferred Stock may be exercised or paid subsequent to a Termination of Employment following a “change of control or ownership” (within the meaning of Section 1.162-27(e)(2)(v) or any successor regulation thereto) of the Company.

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ARTICLE IX.
ADMINISTRATION

Section 9.1 Committee.

        Except as may otherwise be determined by the Board in its sole discretion, the Committee (or another committee or a subcommittee of the Board assuming the functions of the Committee under the Plan) shall consist solely of two or more Independent Directors appointed by and holding office at the pleasure of the Board, each of whom is both a “non-employee director” as defined by Rule 16b-3 and an “outside director” for purposes of Section 162(m) of the Code. Appointment of Committee members shall be effective upon acceptance of appointment. Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Committee may be filled by the Board.

Section 9.2 Duties and Powers of Committee.

        It shall be the duty of the Committee to conduct the general administration of this Plan in accordance with its provisions. The Committee shall have the power to interpret this Plan and the Award Agreements, and to adopt such rules for the administration, interpretation, and application of this Plan as are consistent therewith and to interpret, amend or revoke any such rules and to amend any Award Agreement, provided that the rights or obligations of the Holder of the Award that is the subject of any such Award Agreement are not affected adversely. Notwithstanding the foregoing, the full Board, acting by a majority of its members in office, shall conduct the general administration of the Plan with respect to Awards granted to Independent Directors. Any such grant or award under this Plan need not be the same with respect to each Holder. Any such interpretations and rules with respect to Incentive Stock Options shall be consistent with the provisions of Section 422 of the Code. In its absolute discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under this Plan except with respect to matters which under Rule 16b-3 or Section 162(m) of the Code, or any regulations or rules issued thereunder, are required to be determined in the sole discretion of the Committee.

Section 9.3 Majority Rule; Unanimous Written Consent.

        The Committee shall act by a majority of its members in attendance at a meeting at which a quorum is present or by a memorandum or other written instrument signed by all members of the Committee.

Section 9.4 Compensation; Professional Assistance; Good Faith Actions.

        Members of the Committee shall receive such compensation for their services as members as may be determined by the Board. All expenses and liabilities which members of the Committee incur in connection with the administration of this Plan shall be borne by the Company. The Committee may, with the approval of the Board, employ attorneys, consultants, accountants, appraisers, brokers, or other persons. The Committee, the Company and the Company’s officers and Directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee or the Board in good faith shall be final and binding upon all Holders, the Company

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and all other interested persons. No members of the Committee or Board shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or Awards, and all members of the Committee and the Board shall be fully protected by the Company in respect of any such action, determination or interpretation.

Section 9.5 Delegation of Authority to Grant and Amend Awards.

        The Committee may, but need not, delegate from time to time some or all of its authority to (a) grant Awards under the Plan and (b) amend Awards previously granted pursuant to the Plan to a committee consisting of one or more members of the Committee or of one or more officers of the Company; provided, however, that the Committee may not delegate its authority to grant or to amend Awards to individuals (x) who are subject on the date of the grant to the reporting rules under Section 16(a) of the Exchange Act, (y) who are Section 162(m) Participants, or (z) who are officers of the Company who are delegated authority by the Committee hereunder. Any delegation hereunder shall be subject to the restrictions and limits that the Committee specifies at the time of such delegation of authority and may be rescinded at any time by the Committee. At all times, any committee appointed under this Section 9.5 shall serve in such capacity at the pleasure of the Committee.

ARTICLE X.
MISCELLANEOUS PROVISIONS

Section 10.1 Not Transferable.

        Awards under this Plan may not be sold, pledged, assigned, or transferred in any manner other than by will or the laws of descent and distribution, pursuant to beneficiary designation procedures approved from time to time by the Committee (or the Board, in the case of Options granted to Independent Directors) or pursuant to a QDRO, unless and until such rights or awards have been exercised, or the shares underlying such rights or awards have been issued, and all restrictions applicable to such shares have lapsed. No Award or interest or right therein shall be liable for the debts, contracts or engagements of the Holder or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect, except to the extent that such disposition is permitted by the preceding sentence. During the lifetime of the Holder, only he may exercise an Option or other Award (or any portion thereof) granted to him under the Plan, unless it has been disposed of pursuant to a QDRO. After the death of the Holder, any exercisable portion of an Option or other Award may, prior to the time when such portion becomes unexercisable under the Plan or the applicable Award Agreement, be exercised by, as applicable, his personal representative, any person empowered to do so under the deceased Holder’s will or under the then applicable laws of descent and distribution or any beneficiary designated by the Holder pursuant to procedures approved in accordance with this Section 10.1.

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Section 10.2 Amendment, Suspension or Termination of this Plan.

        Except as otherwise provided in this Section 10.2, this Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board or the Committee. However, without approval of the Company’s stockholders given within twelve months before or after the action by the Board or the Committee, no action of the Board or the Committee may, except as provided in Section 8.3, increase the limits imposed in Section 2.1 on the maximum number of shares which may be issued under this Plan or modify the Award Limit, and no action of the Board or the Committee may be taken that would otherwise require stockholder approval as a matter of applicable law, regulation or rule. No amendment, suspension or termination of this Plan shall, without the consent of the Holder, alter or impair any rights or obligations under any Awards theretofore granted or awarded, unless the Award itself otherwise expressly so provides. No Award may be granted or awarded during any period of suspension or after termination of this Plan, and in no event may any Incentive Stock Option be granted under this Plan after the first to occur of the following events:

        (a) The expiration of ten years from the date the Plan is adopted by the Board; or

        (b) The expiration of ten years from the date the Plan is approved by the Company’s stockholders under Section 10.4.

Section 10.3	Changes in Common Stock or Assets of the Company, Acquisition or Liquidation of the Company and Other Corporate Events.

        (a) Subject to Section 10.3(e), in the event that the Committee (or the Board, in the case of Options granted to Independent Directors) determines that any dividend or other distribution, reorganization, merger, consolidation, combination, repurchase, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company (including, but not limited to, a Corporate Transaction), or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar Corporate Transaction or event (other than an Equity Restructuring), in the Committee’s sole discretion (or in the case of Options granted to Independent Directors, the Board’s sole discretion), affects the Common Stock such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to an Award, then the Committee shall, in such manner as it may deem equitable, adjust any or all of:

(i) the number and kind of shares of Common Stock (or other securities or property) with respect to which Awards may be granted, or which may be awarded (including, but not limited to, adjustments of the limitations in Section 2.1 on the maximum number and kind of shares which may be issued and adjustments of the Award Limit),

(ii) the number and kind of shares of Common Stock (or other securities or property) subject to outstanding Awards, and

(iii) the grant or exercise price with respect to any Award.

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        (b) Subject to Section 10.3(b)(vii) and 10.3(e), in the event of any Corporate Transaction or other transaction or event described in Section 10.3(a) or any unusual or nonrecurring transactions or events (other than an Equity Restructuring) affecting the Company, any affiliate of the Company, or the financial statements of the Company or any affiliate, or of changes in applicable laws, regulations, or accounting principles, the Administrator in its sole and absolute discretion, and on such terms and conditions as it deems appropriate, either by the terms of the Award or by action taken prior to the occurrence of such transaction or event and either automatically or upon the Holder’s request, is hereby authorized to take any one or more of the following actions whenever the Administrator determines that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any Award under this Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles:

(i) To provide for either (A) the purchase of any such Award for an amount of cash and/or other property equal to the amount that could have been attained upon the exercise of such Award, or realization of the Holder’s rights had such Award been currently exercisable or payable (and, for the avoidance of doubt, if as of the date of the occurrence of the transaction or event described in this Section 10.3(b) the Administrator determines in good faith that no amount would have been obtained upon the exercise of such Award or the realization of the Holder’s rights, then such Award may be terminated by the Company without payment) or (B) fully vested or the replacement of such Award with other rights or property selected by the Administrator in its sole discretion;

(ii) To provide that the Award cannot vest, be exercised or become payable after such event;

(iii) To provide that such Award shall be exercisable as to all shares covered thereby, notwithstanding anything to the contrary in the provisions of such Award;

(iv) To provide that such Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices;

(v) To make adjustments in the number and type of shares of Common Stock (or other securities or property) subject to outstanding Awards, and in the number and kind of outstanding Restricted Stock or Deferred Stock and/or in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding Awards and Awards which may be granted in the future;

(vi) To provide for a specified period of time prior to such event, the restrictions imposed under an Award Agreement upon some or all shares of Restricted Stock or Deferred Stock may be terminated, and in the case of Restricted Stock, some or all of the shares of such Restricted Stock may cease to be subject to repurchase under Section 7.5 or forfeiture under Section 7.4 after such event; and

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(vii) In the event of any Corporate Transaction, each outstanding Award shall, immediately prior to the effective date of the Corporate Transaction, automatically become fully exercisable for all of the shares of Common Stock at the time subject to such rights or fully vested, as applicable, and may be exercised or become payable for any or all of those shares as fully-vested shares of Common Stock. However, an outstanding Award shall not so accelerate if and to the extent: (i) such Award is, in connection with the Corporate Transaction, either to be assumed by the successor or survivor corporation (or parent thereof) or to be replaced with a comparable right with respect to shares of the capital stock of the successor or survivor corporation (or parent thereof) or (ii) the acceleration of exercisability of such Award is subject to other limitations imposed by the Administrator at the time of grant. The determination of comparability of rights under clause (i) above shall be made by the Administrator, and its determination shall be final, binding and conclusive.

        (c) In connection with the occurrence of any Equity Restructuring:

(i) The number and type of securities subject to each outstanding Option and the exercise price thereof, if applicable, will be proportionately adjusted. The adjustments provided under this Section 10.3(c)(i) shall be nondiscretionary and shall be final and binding on the affected Holder and the Company.

(ii) The Administrator shall make such proportionate adjustments, if any, as the Administrator in its discretion may deem appropriate to reflect such Equity Restructuring with respect to the aggregate number and kind of shares of Common Stock (or other securities or property) that may be issued under the Plan (including, but not limited to, adjustments of the limitations in Section 2.1).

        (d) Subject to Section 10.3(e) and 10.8, the Administrator may, in its discretion, include such further provisions and limitations in any Award agreement or certificate, as it may deem equitable and in the best interests of the Company.

        (e) With respect to Awards which are granted to Section 162(m) Participants and are intended to qualify as performance-based compensation under Section 162(m)(4)(C), no adjustment or action described in this Section 9.3 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause the Plan to fail to so qualify under Section 162(m)(4)(C), as the case may be, or any successor provisions thereto. No adjustment or action described in this Section 10.3 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause the Plan to violate Section 422(b)(1) of the Code. Furthermore, no such adjustment or action shall be authorized to the extent such adjustment or action would result in short-swing profits liability under Section 16 or violate the exemptive conditions of Rule 16b-3 unless the Committee determines that the Award is not to comply with such exemptive conditions. The number of shares of Common Stock subject to any Award shall always be rounded to the next whole number.

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Section 10.4 Approval of Plan by Stockholders.

        The Plan will be submitted for the approval of the Company’s stockholders within twelve months after the date of the Board’s adoption of this amended plan. Except as otherwise prohibited by the New York Stock Exchange or other applicable exchange or quotation system or as prohibited by an applicable statute or other law, Awards may be awarded prior to such stockholder approval, provided that such Awards not be exercisable prior to the time when the Plan is approved by the Company’s stockholders, and provided further that if such approval has not been obtained at the end of said twelve month period, all Awards previously awarded under the Plan shall thereupon be canceled and become null and void.

Section 10.5 Tax Withholding.

        The Company shall be entitled to require payment in cash or deduction from other compensation payable to each Holder of any sums required by federal, state or local tax law to be withheld with respect to the issuance, vesting, exercise or payment of any Award. The Committee may in its discretion and in satisfaction of the foregoing requirement allow such Holder to elect to have the Company withhold shares of Common Stock otherwise issuable under such Option or other award (or allow the return of shares of Common Stock) having a Fair Market Value equal to the sums required to be withheld.

Section 10.6 Loans.

        The Committee may, in its discretion, extend one or more loans to key Employees in connection with the exercise or receipt of an Award granted or awarded under the Plan, or the issuance of Restricted Stock or Deferred Stock awarded under the Plan. The terms and conditions of any such loan shall be set by the Committee. Notwithstanding the foregoing, no loan shall be made to an Employee under this Section to the extent such loan shall result in an extension or maintenance of credit, an arrangement for the extension of credit, or a renewal of an extension of credit in the form of a personal loan to or for any Director or executive officer of the Company that is prohibited by Section 13(k) of the Exchange Act or other applicable law. In the event that the Administrator determines in its discretion that any loan under this Section may be or will become prohibited by Section 13(k) of the Exchange Act or other applicable law, the Administrator may provide that such loan shall be immediately due and payable in full and may take any other action in connection with such loan as the Administrator determines in its discretion to be necessary or appropriate for the repayment, cancellation or extinguishment of such loan.

Section 10.7 Forfeiture Provisions.

        Pursuant to its general authority to determine the terms and conditions applicable to Awards under the Plan, the Administrator shall have the right to provide, in the terms of Awards made under the Plan, or to require a Holder to agree by separate written instrument at the time the Award is granted, that (a)(i) any proceeds, gains or other economic benefit actually or constructively received by the Holder upon any receipt or exercise of the Award, or upon the receipt or resale of any Common Stock underlying the Award, must be paid to the Company, and (ii) the Award shall terminate and any unexercised portion of the Award (whether or not vested)

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shall be forfeited, if (b)(i) a Termination of Employment, Termination of Consultancy or Termination of Directorship occurs prior to a specified date, or within a specified time period following receipt or exercise of the Award, or (ii) the Holder at any time, or during a specified time period, engages in any activity in competition with the Company, or which is inimical, contrary or harmful to the interests of the Company, as further defined by the Administrator or (iii) the Holder incurs a Termination of Employment, Termination of Consultancy or Termination of Directorship for cause.

Section 10.8 Effect of Plan Upon Options and Compensation Plans.

        The adoption of this Plan shall not affect any other compensation or incentive plans in effect for the Company or any Subsidiary. Nothing in this Plan shall be construed to limit the right of the Company (i) to establish any other forms of incentives or compensation for Employees, Directors or consultants of the Company or any Subsidiary or (ii) to grant or assume options or other rights otherwise than under this Plan in connection with any proper corporate purpose including but not by way of limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, partnership, limited liability company, firm or association.

Section 10.9 Compliance with Laws.

        The Plan, the granting and vesting of Awards under the Plan and the issuance and delivery of shares of Common Stock and the payment of money under the Plan or under Awards granted or awarded hereunder are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law and federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith; provided, however, that the foregoing shall not relieve the Company of its obligations under any Award. Any securities delivered under the Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all applicable legal requirements. To the extent permitted by applicable law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

Section 10.10 Federal Income Tax Consequences.

        The following is a general summary under current law of the material federal income tax consequences to participants in the Plan. This summary deals with the general tax principles that apply and is provided only for general information. Some kinds of taxes, such as the alternative minimum tax and state and local income taxes are not discussed. Tax laws are complex and subject to change and may vary depending on individual circumstances and from locality to locality. The summary does not discuss all aspects of income taxation that may be relevant to each participant in light of his or her personal investment circumstances. This summarized tax information is not tax advice.

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        For federal income tax purposes, if a Holder is granted non-qualified stock options under the Plan, the Holder will not have taxable income on the grant of the option, nor will the Company be entitled to any deduction. Generally, on exercise of non-qualified stock options a Holder will recognize ordinary income, and the Company will be entitled to a deduction, in an amount equal to the difference between the option exercise price and the fair market value of the Common Stock on the date of exercise. There is no taxable income when the Holder is granted an incentive stock option or when that option is exercised. However, the amount by which the fair market value of the shares at the time of exercise exceeds the option price will be an “item of tax preference” for alternative minimum tax purposes. Gain realized on the sale of stock issued to the Holder pursuant to the exercise of an incentive stock option is taxable at capital gains rates, and no tax deduction is available to the Company, unless the Holder disposes of the shares within (1) two years after the date of grant of the option or (2) within one year of the date the shares were transferred to the Holder. If the shares of Common Stock are sold or otherwise disposed of before the end of the one-year and two-year periods specified above, the difference between the option exercise price and the fair market value of the shares on the date of the option’s exercise will be taxed at ordinary income rates, and the Company will be entitled to a deduction to the extent the Holder must recognize ordinary income.

        No taxable income is realized on the receipt of the new restricted shares of Common Stock or on the receipt of Deferred Stock, but upon the lapse of all of the restrictions on the stock or upon the vesting and issuing of the stock due to the attainment of certain performance or other criteria, the fair market value of the shares (less any purchase price paid for such shares, if any) received must be treated as compensation taxable as ordinary income to the Holder in the year of the lapse of the final restrictions. The Company will be entitled to a deduction for compensation paid in the same amount which the Holder realized as ordinary income.

Section 10.11 Titles.

        Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Plan.

Section 10.12 Governing Law.

        This Plan and any agreements hereunder shall be administered, interpreted and enforced under the internal laws of the State of New York without regard to conflicts of laws thereof.

Section 10.13 Section 409A.

        To the extent that the Administrator determines that any Award granted under the Plan is subject to Section 409A of the Code, the Award Agreement evidencing such Award shall incorporate the terms and conditions required by Section 409A of the Code. To the extent applicable, the Plan and Award Agreements shall be interpreted in accordance with Section 409A of the Code and Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued after the effective date of the Plan. Notwithstanding any provision of the Plan to the contrary, in the event that the Administrator determines that any Award may be subject to Section 409A of the Code and related Department of Treasury guidance (including such

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Department of Treasury guidance as may be issued after the effective date of the Plan), the Administrator may adopt such amendments to the Plan and the applicable Award Agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Administrator determines are necessary or appropriate to (a) exempt the Award from Section 409A of the Code and/or preserve the intended tax treatment of the benefits provided with respect to the Award, or (b) comply with the requirements of Section 409A of the Code and related Department of Treasury guidance.

* * *

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        I hereby certify that the foregoing Plan was duly adopted by the Board of Directors of Kimco Realty Corporation on February 26th, 2007.

        Executed on this 4th day of March, 2007.

s/ Michael V. Pappagallo Michael V. Pappagallo Executive Vice President & CFO

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